Exhibit 99.1

Avantair, Inc. Appoints Kevin Beitzel to Chief Operating Officer

Clearwater, FL, February 13th, 2008 – Avantair, Inc. (OTCBB: AAIR, AAIRU, AAIRW) (“Avantair”), the only publicly traded stand-alone fractional aircraft operator, announced today that its Chief Operating Officer, Ms. Tracy Chaplin, has departed the Company and it has promoted Kevin Beitzel to the position of Chief Operating Officer.

Mr. Beitzel, who joined the company in 2005, was formerly Avantair’s Executive Vice President of Maintenance and Operations. Under his new role, he will lead the Company’s Maintenance and Operations departments as well as oversee Avantair’s daily operations. He will also serve in a strategic capacity, working closely with other members of senior management to grow the Company. Mr. Beitzel has been in the aviation industry for 20 years, having started his career with Pan American World Airways. He spent 16 years holding various management roles with US Airways before joining Avantair. Mr. Beitzel holds a BA in Aviation Management and an Associate’s Degree in Professional Aeronautics.

Steven Santo, Chief Executive Officer, commented, “We are confident in Kevin’s abilities to take Avantair to its next level of growth.”

Beitzel said, “Avantair is a dynamic company of which I’m proud to be a part. We have an excellent team of people that will work together to continue the Company’s growth and success.”

About Avantair

Headquartered in Clearwater, FL, Avantair, Inc. is the exclusive North American provider of fractional aircraft shares in the Piaggio Avanti P.180 aircraft. Avantair is the fifth-largest company in the North American fractional aircraft industry and the only publicly traded stand-alone fractional operator. Today, the company manages a fleet of 46 aircraft with an additional 48 Piaggio Avanti IIs on order. It also recently announced an order of 20 Embraer Phenom 100s. Avantair, with operations in five states and over 300 employees, offers private travel solutions for individuals and companies at a fraction of the cost of whole aircraft ownership.

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FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Avantair’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. Avantair cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Avantair assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Avantair’s filings with the Securities and Exchange Commission (SEC) and those as may be identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: general economic and business conditions in the U.S. and abroad, changing interpretations of generally accepted accounting principles, changes in market acceptance of the company’s products, inquiries and investigations and related litigation, fluctuations in customer demand, management of rapid growth, intensity of competition. The information set forth herein should be read in light of such risks. Avantair does not assume any obligation to update the information contained in this press release.

Avantair’s filings with the SEC, accessible on the SEC’s website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

For more information about Avantair, contact:

Heather Dynes

440.639.2773

hdynes@avantair.com

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